UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 11, 2006

MacDermid, Incorporated
(Exact name of registrant as specified in charter)

Connecticut	06-0435750
(State of incorporation)	(I.R.S. Employer Identification No.)

1401 Blake Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 479-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit (a) 16.1

Explanatory Note: This form 8-K/A amends the form 8-K dated April 11, 2006, filed April 13, 2006 of MacDermid, Incorporated to reflect proper presentation regarding Item 4.01 changes in Registrant's Certifying Accountant.

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 6, 2006, the Audit Committee of MacDermid, Incorporated, (the “Company”), dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, and approved the engagement of Grant Thornton, LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2006.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                In connection with the audits of the years ended December 31, 2005 and 2004 and through April 6, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion for such years to the subject matter of the disagreement.  In connection with the audits of the years ended December 31, 2005 and 2004 and through April 6, 2006, there have been no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of such letter, dated April 11, 2006, is filed as Exhibit (a) to this Form 8-K.

               The Company approved the engagement of  Grant Thornton LLP as its new independent accountants as of April 6, 2006. As a result of the Audit Committee’s desire to identify a more economic solution for the Company, the Audit Committee determined it was appropriate to make a change in the Company’s independent accountants. Following a review of the available alternatives, the Audit Committee have approved the engagement of Grant Thornton LLP as the Company’s independent accountants.

During the Company’s fiscal years ended December 31, 2005 and 2004 and through April 6, 2006, the Company did not consult with Grant Thornton LLP regarding either the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. During the Company’s fiscal years ended December 31, 2005 and 2004 and through April 6, 2006, the Company did not consult with Grant Thornton LLP regarding any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No. Description

(a)  Exhibits

16.1  Letter of KPMG, LLP, dated April 11, 2006
pursuant to Section 304 (a) (3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated
(Registrant)

Date:  April 11, 2006               /s/ Gregory M. Bolingbroke
   Senior Vice President, Finance

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